EXHIBIT 32.1

CALIFORNIA PIZZA KITCHEN, INC

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002*

In connection with the Quarterly Report of California Pizza Kitchen, Inc (the “Company”) on Form 10-Q for the fiscal quarter ended June 27, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard L. Rosenfield, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

August 6, 2004

By:	/s/ RICHARD L. ROSENFIELD
Richard L. Rosenfield
Co-Chief Executive Officer

*	This certificate accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

CALIFORNIA PIZZA KITCHEN, INC

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002*

In connection with the Quarterly Report of California Pizza Kitchen, Inc (the “Company”) on Form 10-Q for the fiscal quarter ended June 27, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Larry S. Flax, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

August 6, 2004

By:	/s/ LARRY S. FLAX
Larry S. Flax
Co-Chief Executive Officer

*	This certificate accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.